UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re Forticell Bioscience, Inc. **Case No.** 08-14665 (MG)
Debtor **Reporting Period:** 5/31/2009

Federal Tax I.D. # 11-3068704

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X	
Copies of bank statements		X	
Cash disbursements journals		X	
Statement of Operations	MOR-2	X	
Balance Sheet	MOR-3	X	
Status of Post-petition Taxes	MOR-4	X	
Copies of IRS Form 6123 or payment receipt		X	
Copies of tax returns filed during reporting period		N/A	
Summary of Unpaid Post-petition Debts	MOR-4	X	
Listing of Aged Accounts Payable		X	
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	
Taxes Reconciliation and Aging	MOR-5	X	
Payments to Insiders and Professional	MOR-6	X	
Post Petition Status of Secured Notes, Leases Payable	MOR-6	N/A	
Debtor Questionnaire	MOR-7	X	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor | Date

Signature of Authorized Individual* /s/ Alan W. Schoenbart | Date 6/5/2009

Printed Name of Authorized Individual Alan W. Schoenbart, CEO/ CFO | Date 6/5/2009

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 5/31/2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor's books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	5,792			56	5,848
RECEIPTS					
CASH SALES					
ACCOUNTS RECEIVABLE - PREPETITION					
ACCOUNTS RECEIVABLE - POSTPETITION					
LOANS AND ADVANCES	80,000				80,000
SALE OF ASSETS					
OTHER *(ATTACH LIST)*				-	-
TRANSFERS *(FROM DIP ACCTS)*	56			(56)	-
TOTAL RECEIPTS	80,056	-	-	(56)	80,000
DISBURSEMENTS					
NET PAYROLL					
PAYROLL TAXES					-
SALES, USE, & OTHER TAXES					
INVENTORY PURCHASES					
SECURED/ RENTAL/ LEASES					
INSURANCE					-
ADMINISTRATIVE	5,751				5,751
SELLING	63,969				63,969
OTHER *(ATTACH LIST)*					-
OWNER DRAW *					-
TRANSFERS *(TO DIP ACCTS)*					-
PROFESSIONAL FEES					-
U.S. TRUSTEE QUARTERLY FEES					-
COURT COSTS					
TOTAL DISBURSEMENTS	69,720				69,720
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	10,336			(56)	10,280
CASH – END OF MONTH	16,128			-	16,128

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	69,720
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	69,720

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 5/31/2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

(Bank account numbers may be redacted to last four numbers.)

	Operating #	Payroll #	Tax #	Other #
BALANCE PER BOOKS	16,128			
BANK BALANCE	24,155			
(+) DEPOSITS IN TRANSIT *(ATTACH LIST)*				
(-) OUTSTANDING CHECKS *(ATTACH LIST)* :	8,027			
OTHER *(ATTACH EXPLANATION)*				
ADJUSTED BANK BALANCE *	16,128			

*"Adjusted Bank Balance" must equal "Balance per Books"

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount
CHECKS OUTSTANDING	**Ck. #**	**Amount**	**Ck. #**	**Amount**
Alan Schoenbart	2043	4,125		
Verizon	2045	275		
Canfield Scientific	2047	3,325		
Alan Schoenbart	2049	129		
Quill	2050	150		
Central Parking	92	23		
		8,027		

OTHER

In re Forticell Bioscience, Inc. — Debtor

Case No. 08-14665 (MG)
Reporting Period: 5/31/2009

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	MONTH	CUMULATIVE -FILING TO DATE
Gross Revenues	-	-
Less: Returns and Allowances		
Net Revenue	-	-
COST OF GOODS SOLD		
Beginning Inventory	-	-
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs *(attach schedule)*		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit	-	-
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs	582	4,908
Officer/Insider Compensation*	7,000	150,786
Insurance		13,208
Management Fees/Bonuses		
Office Expense		166
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense	26,500	188,000
Salaries/Commissions/Fees		
Supplies	722	834
Taxes - Payroll		2,137
Taxes - Real Estate		
Taxes - Other		(500)
Travel and Entertainment	(999)	839
Utilities	586	4,724
Other *(attach schedule)*	29,206	246,760
Total Operating Expenses Before Depreciation	63,597	611,862
Depreciation/Depletion/Amortization		84,192
Net Profit (Loss) Before Other Income & Expenses	(63,597)	(696,054)
OTHER INCOME AND EXPENSES		
Other Income *(attach schedule)*	(1)	(117,581)
Interest Expense	762	772
Other Expense *(attach schedule)*		
Net Profit (Loss) Before Reorganization Items	(64,358)	(579,245)

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)

Debtor Reporting Period: 5/31/2009

REORGANIZATION ITEMS		
Professional Fees		1,175
U. S. Trustee Quarterly Fees		975
Interest Earned on Accumulated Cash from Chapter 11 *(see continuation sheet)*		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses *(attach schedule)*		
Total Reorganization Expenses	-	2,150
Income Taxes		
Net Profit (Loss)	(64,358)	(581,395)

*"Insider" is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF "OTHER" CATEGORY

OTHER COSTS

OTHER OPERATIONAL EXPENSES

Accounting		(4,521)
Bank charges		143
PMA response expenses	13,233	71,458
Computer consulting	700	2,300
Dues and Subcriptions	390	686
Filing fees	438	2,222
Legal		260
Offsite storage	342	2,390
Patents	321	7,785
Payroll Service Fees	30	1,614
Postage and delivery	801	997
Refrigerated Liquid Nitrogen	451	11,618
Share based compensation		41,000
Temporary help	12,500	107,500
Transfer agent		1,308
	29,206	246,760

OTHER INCOME

Dividends	(1)	(337)
NYC tax refund		-
Insurance Recovery		(32,847)
Hapto		(63,255)
Sale of equipment/ prototypes		(20,354)
Uncleared old outstanding checks		(788)
	(1)	(117,581)

OTHER EXPENSES

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 5/31/2009

OTHER REORGANIZATION EXPENSES

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 5/31/2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	*BOOK VALUE AT END OF CURRENT REPORTING MONTH*	*BOOK VALUE AT END OF PRIOR REPORTING MONTH*	*BOOK VALUE ON PETITION DATE OR SCHEDULED*
CURRENT ASSETS			
Unrestricted Cash and Equivalents	16,128	5,847	25,384
Restricted Cash and Cash Equivalents *(see continuation sheet)*			
Accounts Receivable (Net)			
Notes Receivable			
Inventories			
Prepaid Expenses	171	171	
Professional Retainers			
Other Current Assets *(attach schedule)*	489,116	489,116	425,861
TOTAL CURRENT ASSETS	505,415	495,134	451,245
PROPERTY & EQUIPMENT			
Real Property and Improvements	-	-	-
Machinery and Equipment	2,363,147	2,363,147	2,363,147
Furniture, Fixtures and Office Equipment	866,212	866,212	866,212
Leasehold Improvements	1,158,088	1,158,088	1,158,088
Vehicles	-	-	-
Less: Accumulated Depreciation	4,291,653	4,291,653	4,259,915
TOTAL PROPERTY & EQUIPMENT	95,794	95,794	127,532
OTHER ASSETS			
Amounts due from Insiders*			
Other Assets *(attach schedule)*	286,341	283,799	394,249
TOTAL OTHER ASSETS	286,341	283,799	394,249
TOTAL ASSETS	887,550	874,727	973,026

LIABILITIES AND OWNER EQUITY	*BOOK VALUE AT END OF CURRENT REPORTING MONTH*	*BOOK VALUE AT END OF CURRENT REPORTING MONTH*	*BOOK VALUE ON PETITION DATE*
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)			
Accounts Payable	42,898	89,027	-
Taxes Payable *(refer to FORM MOR-4)*			
Wages Payable			
Notes Payable	143,000	12,297	
Rent / Leases - Building/Equipment			
Secured Debt / Adequate Protection Payments			
Professional Fees			
Amounts Due to Insiders*			
Other Post-petition Liabilities *(attach schedule)*	367,152	374,152	-
TOTAL POST-PETITION LIABILITIES	553,050	475,476	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)			
Secured Debt	5,000,000	5,000,000	5,000,000
Priority Debt	-	-	-
Unsecured Debt	3,242,229	3,242,622	3,335,360
TOTAL PRE-PETITION LIABILITIES	8,242,229	8,242,622	8,335,360
TOTAL LIABILITIES	8,795,279	8,718,098	8,335,360
OWNERS' EQUITY			
Capital Stock	29,085,967	29,085,967	29,085,967
Additional Paid-In Capital	136,646,917	136,646,917	136,610,917
Partners' Capital Account	-	-	-
Owner's Equity Account	-	-	-
Retained Earnings - Pre-Petition	(168,059,218)	(168,059,218)	(168,059,218)
Retained Earnings - Post-petition	(581,395)	(517,037)	-
Adjustments to Owner Equity *(attach schedule)*	(5,000,000)	(5,000,000)	(5,000,000)
Post-petition Contributions *(attach schedule)*	-	-	-
NET OWNERS' EQUITY	(7,907,729)	(7,843,371)	(7,362,334)
TOTAL LIABILITIES AND OWNERS' EQUITY	887,550	874,727	973,026

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 5/31/2009

BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
Due from Hapto Israel	489,116	489,116	425,861
Other Assets			
Patents	283,799	283,799	336,254
Security deposit - landlord			-
	283,799	283,799	336,254

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities			
Rent accrual	135,000	161,500	-
Legal accrual	497	497	
Utilities	572	572	-
Accrued compensation	229,600	210,100	-
Delaware franchise	1,250	1,250	-
Sales tax payable	233	233	-
	367,152	374,152	-
Adjustments to Owner's Equity			
Treasury stock	(5,000,000)	(5,000,000)	(5,000,000)
Post-Petition Contributions			

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)
Debtor Reporting Period: 5/31/2009

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding	-	-				
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes	-	-	-		-	-
State and Local						
Withholding						
Sales						
Excise						
Unemployment	-		-		0	0
Real Property						
Personal Property						
Other:						
Total State and Local	-	-	-			-
Total Taxes	-					-

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

	Current	0-30	31-60	61-90	Over 91	Total
		Number of Days Past Due				
Accounts Payable	15,802	(893)	4,031	11,022	12,936	42,898
Wages Payable	19,500	48,000	48,000	48,000	66,100	229,600
Taxes Payable						
Rent/Leases-Building	-	30,000	30,000	35,000	40,000	135,000
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders						
Other Accruals	-	1,824	728	0		2,552
Other:	133,000	10,000		-		143,000
Total Post-petition Debts	168,302	88,931	82,759	94,022	119,036	553,050

Explain how and when the Debtor intends to pay any past due post-petition debts.

Post petition debts are expected to be paid when funding comes in. Columbia rent was accrued for months occupied although payment is not expected unless adjudicated.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 5/31/2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	
Plus: Amounts billed during the period	
Less: Amounts collected during the period	
Total Accounts Receivable at the end of the reporting period	

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old					
31 - 60 days old					
61 - 90 days old					
91+ days old					
Total Accounts Receivable					
Less: Bad Debts (Amount considered uncollectible)					
Net Accounts Receivable					

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old					
31 - 60 days old					
61 - 90 days old					
91+ days old					
Total Taxes Payable					
Total Accounts Payable					-

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 5/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Alan W. Schoenbart	Salary	-	30,346
CFO & CEO			
	TOTAL PAYMENTS TO INSIDERS		

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
TOTAL PAYMENTS TO PROFESSIONALS					

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
	TOTAL PAYMENTS		

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)
Debtor Reporting Period: 5/31/2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	X *	
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X **	
5	Is the Debtor delinquent in paying any insurance premium payment?	X **	
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?	X ***	
15	Have any post petition loans been been received by the Debtor from any party?	X ****	
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

* The DIP financing lender instructed our former general counsel to make a payment out of escrow funds they deposited with them. To the best of our knowledge, they made a $53,000 payment to Columbia on our behalf.

** General Liability expired and we are looking to secure new coverage
NY State Insurance Fund (workers comp) retroactively billed us for the prepetition period covering 10/11/07 to 10/11/08 in late January 2009 and expected payment of retro amount of over $7,000 immediately. We did have funds to immediately pay. Such insurance was cancelled on 3/25/09.

*** To the CEO/CFO.

**** $143,000 from Holy Land Art, Inc. of which $133,000 was approved by the Court.